Eagle Bulk Shipping Inc.

1Q09 Results Presentation

7 May 2009


CRESTED EAGLE

Forward Looking Statements

This presentation contains certain statements that may be deemed to be "forward-looking statements" within the meaning of the Securities Acts. Forward-looking statements reflect management's current views with respect to future events and financial performance and may include statements concerning plans, objectives, goals, strategies, future events or performance, and underlying assumptions and other statements, which are other than statements of historical facts. The forward-looking statements in this presentation are based upon various assumptions, many of which are based, in turn, upon further assumptions, including without limitation, management's examination of historical operating trends, data contained in our records and other data available from third parties. Although Eagle Bulk Shipping Inc. believes that these assumptions were reasonable when made, because these assumptions are inherently subject to significant uncertainties and contingencies which are difficult or impossible to predict and are beyond our control, Eagle Bulk Shipping Inc. cannot assure you that it will achieve or accomplish these expectations, beliefs or projections. Important factors that, in our view, could cause actual results to differ materially from those discussed in the forward-looking statements include the strength of world economies and currencies, general market conditions, including changes in charterhire rates and vessel values, changes in demand that may affect attitudes of time charterers to scheduled and unscheduled drydocking, changes in our vessel operating expenses, including dry-docking and insurance costs, or actions taken by regulatory authorities, ability of our counterparties to perform their obligations under sales agreements, charter contracts, and other agreements on a timely basis, potential liability from future litigation, domestic and international political conditions, potential disruption of shipping routes due to accidents and political events or acts by terrorists. Risks and uncertainties are further described in reports filed by Eagle Bulk Shipping Inc. with the US Securities and Exchange Commission.



Agenda

- **1Q 2009 Results**
- **The Fleet**
- **Industry View**
- **Financial Overview**
- **Conclusion**

1Q 2009 Results



1Q 2009 Highlights

- 1Q Net Income of $17.2 million or $0.37 per share, up 20% Q-on-Q
- Net Time Charter Revenues of $55.9 million, up 53% Q-on-Q
- EBITDA[1] of $37.3 million, increased 35% Q-on-Q
- Fleet Utilization of 99.6%
- Took delivery of Crested Eagle in January
- Took delivery of Stellar Eagle in March

[1] EBITDA, as defined by our credit agreement, is Net Income plus Interest Expense, Depreciation and Amortization, and Exceptional Items

Solid Earnings Achieved in Volatile Market



The Fleet



Current Fleet – 92% Built After 2000

On The Water Vessels	Deadweight Tons (Dwt)	Year Built	Length in meters	Ship's Cargo Gear	
				Cranes	Grabs (in cubic meters)
SUPRAMAX CLASS					
Stellar Eagle	55,989	2009	190 m	4 x 30 Tons	4 x 12.5 m^3
Crested Eagle	55,989	2009	190 m	4 x 30 Tons	4 x 12.5 m^3
Crowned Eagle	55,940	2008	190 m	4 x 30 Tons	4 x 12.5 m^3
Woodstar	53,390	2008	190 m	4 x 35 Tons	4 x 14 m^3
Wren	53,349	2008	190 m	4 x 35 Tons	4 x 14 m^3
Redwing	53,411	2007	190 m	4 x 36 Tons	4 x 12.5 m^3
Cardinal	55,362	2004	190 m	4 x 30 Tons	4 x 12.5 m^3
Jaeger	52,248	2004	190 m	4 x 30 Tons	4 x 12 m^3
Kestrel I	50,326	2004	190 m	4 x 30 Tons	4 x 12 m^3
Skua	53,350	2003	190 m	4 x 30 Tons	4 x 12 m^3
Shrike	53,343	2003	190 m	4 x 30 Tons	4 x 12 m^3
Tern	50,200	2003	190 m	4 x 30 Tons	4 x 12 m^3
Kittiwake	53,146	2002	190 m	4 x 30 Tons	4 x 8 m^3
Osprey I	50,206	2002	190 m	4 x 30 Tons	4 x 12.5 m^3
Goldeneye	52,421	2002	190 m	4 x 30 Tons	4 x 15 m^3
Condor	50,296	2001	190 m	4 x 30 Tons	4 x 12 m^3
Falcon	51,268	2001	190 m	4 x 30 Tons	4 x 12 m^3
Harrier	50,296	2001	190 m	4 x 30 Tons	4 x 12 m^3
Hawk I	50,296	2001	190 m	4 x 30 Tons	4 x 12 m^3
Merlin	50,296	2001	190 m	4 x 30 Tons	4 x 12 m^3
Heron	52,827	2001	190 m	4 x 30 Tons	4 x 12 m^3
Peregrine	50,913	2001	190 m	4 x 30 Tons	4 x 12 m^3
HANDYMAX CLASS					
Sparrow	48,225	2000	189 m	4 x 30 Tons	4 x 10 m^3
Kite	47,195	1997	190 m	4 x 30 Tons	4 x 10 m^3
Griffon	46,635	1995	190 m	4 x 30 Tons	4 x 10 m^3



Supramax Newbuildings – 3 Groups of Sister Vessels

No. of Vessels	Deadweight Tons (dwt)	Vessel Type	Delivery
3 Vessels	0.16 million dwt	53,100 dwt Series	2009-10
2 Vessels	0.11 million dwt	56,000 dwt Series	2010
17 Vessels	0.99 million dwt	58,000 dwt Series	2009-11

19 Vessels Have Long-term Charter Contracts



Newbuildings Purchased at Reasonable Shipyard Contract Prices



$ M
Prompt Delivery
180
160
140
120
100
80
60
40
20
Oct-07
Jan-08
Jun-08
Oct-08
Dec-08
April-09
Capesize
Panamax
Supramax
Eagle



$ M
Newbuilding Contract
120
110
100
90
80
70
60
50
40
30
20
Oct-07
Jan-08
Jun-08
Oct-08
Dec-08
April-09
Capesize
Panamax
Supramax
Eagle

Source: various broker reports



Liquidity Position

Liquidity Position	as of 03/31/09
Revolving Credit Facility	$1,350,000,000
Drawn Portion	(802,746,403)
Undrawn Portion	547,253,597
Free Cash	18,896,758
Total Liquidity	566,150,355
Total Commitment through 2011	$590,740,467
Contracted Revenue through 2011	$355,000,000
*Open Days Revenue through 2011	$212,000,000

* Open Days Revenue at today's charter rates of $12,000 per day

Capex	
2Q09	$41,722,500
3Q09	70,067,500
4Q09	102,114,035
Total 2009	213,904,035
Total 2010	182,591,432
Total 2011	194,245,000
TOTAL	$590,740,467

Average Capex per vessel is $26.8 m

Adequate Liquidity for Newbuildings



Charter Cover Provides Stability



Vessel	*Daily Charter Rates	TC Expiration Earliest	TC Expiration Latest
Stellar Eagle	$12,000	Feb-10	May-10
Crested Eagle	$10,500	Dec-09	Mar-10
Crowned Eagle	$16,000	Sep-09	Dec-09
Woodstar	$18,152	Dec-18	Apr-19
Wren	$20,306	Dec-18	Apr-19
Goldeneye	$61,000	May-09	Jul-09
Cardinal	$62,000	Jun-09	Sep-09
Jaeger	$10,100	Oct-09	Jan-10
Kestrel I	$11,500	Mar-10	Jul-10
Skua	$24,200	May-09	Aug-09
Shrike	$24,600/$25,600	May-10	Aug-10
Tern	$8,500	Dec-09	Mar-10
Kittiwake	$56,250	Jul-09	Sep-09
Osprey I	$25,000	Oct-09	Dec-09
Redwing	$50,000	Aug-09	Oct-09
Condor	$22,000	May-10	Jul-10
Falcon	$39,500	Apr-10	Jun-10
Harrier	$24,000	Jun-09	Sep-09
Hawk I	$12,800	May-09	Jun-09
Merlin	$25,000	Dec-10	Mar-11
Heron	$26,375	Jan-11	May-11
Peregrine	$8,500	Dec-09	Mar-10
Sparrow	$34,500	Feb-10	May-10
Kite	$21,000	Sep-09	Jan-10
Griffon	$9,500	Feb-10	May-10

*accounting rates, refer to appendix

2009 Charter Coverage 83% 2010 Charter Coverage 46%



Industry View



Current Market Discussion

- On April 11, Chinese Premiere Wen Jiabao cited industrial production growth of 8.3% Y-on-Y in March as an indicator that government spending is stimulating industrial activity
- In 1Q09, Chinese banks extended $670 bn new loans, most of which are targeted at infrastructure projects
- Fixed asset investment, which makes up more than two-fifths of Chinese GDP, increased 28.6% Y-on-Y in March
- China's Manufacturing Index released on May 1st showed the first expansion in nine months, while India's manufacturing grew in April for the first time in six months
- China's auto sales in March also extended February's gains, with passenger car sales reaching 772,400, up 10.3% Y-on-Y and 27.2% M-on-M
- Caterpillar's excavator sales in China resumed record levels in March/April, lifted by China's infrastructure-based stimulus package
- World Bank expects Chinese economy to start recovery mid 2009

Source: Chinese National Bureau of Statistics, World Bank, Bloomberg, Xinhua News Agency

Near-term Cautious Optimism



Commodity Flows to China Remain the Key Driver

- China's imports of iron ore reached a record high of 53.5 million tons in April, up 24% Y-on-Y
- Iron ore supply from domestic mines expected to fall to 24% by 2012, from 42% last year, increasing imports
- China's coal imports in March rose by 36.2% Y-on-Y to 5.72 million tons, the highest level on record and a 17.2% rise from February's level
- China's crude steel output in March was 45.1 million metric tons, up 12% from this February, driven by improving construction activity and strong auto sales
- Cement production expanded by 10.3% Y-on-Y to 159 million tons in Jan-Feb as fixed asset investments accelerated

Source: National Bureau of Statistics, Bloomberg, Macquarie

China Taking Advantage of Low Commodity Prices to Restock



Flexible Fleet Ideally Suited for Volatile Markets

Handymax/Supramax

Panamax

Capesize

	IRON ORE	COAL	GRAINS	OTHER ORES	CEMENT	COKE	STEELS	SCRAP IRON	AGGREGATES	SUGAR	MISC.
In m tons	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	-	[illegible]	[illegible]
Cardinal	✔		✔								
Condor	✔	✔									
Crested	✔					✔					
Crowned Eagle			✔								✔
Falcon			✔								
Goldeneye			✔								
Griffon	✔									✔	
Harrier			✔				✔				
Hawk I		✔									
Heron	✔	✔									
Jaeger			✔	✔							
Kestrel I		✔				✔	✔				✔
Kite		✔									✔
Kittiwake		✔								✔	
Merlin				✔						✔	
Osprey I	✔										✔
Peregrine		✔									✔
Redwing	✔										✔
Shrike			✔					✔			
Skua	✔	✔									
Sparrow			✔							✔	
Tern					✔						
Woodstar		✔		✔							
Wren			✔								

Eagle vessels carried 2.0 million tons of cargo in 1Q 2009

MISC. cargoes include potash, urea, slag

Grain Drives Supramax Cargoes in 1Q09



Diverse Cargoes Support Supramax Market

1Q09 Total Cargo 2.0 million tons


Sugar 6%
Aggregates 0%
Scrap Iron 1%
Steels 4%
Coke 3%
Cement 2%
Other Ores 7%
Misc. 17%
Iron Ore 17%
Coal 19%
Grains 24%

Major: 60%

Minor: 40%

4Q08 Total Cargo 2.2 million tons


Sugar 9%
Scrap Iron 3%
Steels 4%
Coke 8%
Cement 18%
Other Ores 2%
Misc. 15%
Iron Ore 15%
Coal 17%
Grains 9%

Major: 41%

Minor: 59%

FY08 Total Cargo 7.9 million tons


Sugar 3%
Aggregates 3%
Scrap Iron 2%
Steels 5%
Coke 6%
Cement 7%
Other Ores 8%
Misc. 16%
Iron Ore 22%
Coal 17%
Grains 11%

Major: 50%

Minor: 50%

59% of Eagle's 1Q09 Cargoes Were "Capesize and Panamax Cargoes"



Order Cancellation & Scrapping Rebalance Demand and Supply

- Wartsila said €1 billion ($1.32bn) at the risk of cancellation, up from its earlier view of $1bn
- MAN B&W also warned of potential cancellation risk of €1 billion ($1.32bn)
- 40% of global drybulk orderbook for 2009-2010 is with greenfield and newly established yards
- 30% of the bulk carriers expected to slip for 2009



350
300
250
200
150
100
50
0
Number of ships
Actual first quarter deliveries
Total scheduled 2009 deliveries
10,000-39,999 dwt
40,000-59,999 dwt
60,000-99,999 dwt
>100,000 dwt

Source: SSY Consultancy & Research

Source: company reports, SSY Consultancy & Research

Global Vessel Supply to Drop

Scrapping Hit Historically High Levels



million DWT
5
4
3
2
1
0
Date
1973
1976
1979
1982
1985
1988
1991
1994
1997
2000
2003
2006
2009

Quarterly Scrapping Levels
Source: Clarkson as of 1Q09

- 10 million DWT bulkers have been sold for scrap in the last 6 months
- 111 million DWT bulkers are over 20 years old

Source: Clarkson

Accelerating Scrapping Expected in 2009

Financial Overview

1st Quarter Earnings

(in $000's)	Three Months Ended March 31 2009	 2008
REVENUES, NET OF COMMISSIONS	$55,978	$36,686
EXPENSES		
Vessel Expenses	13,071	7,991
Depreciation & Amortization	10,291	7,336
General & Administrative Expenses	8,903	5,049
Total Operating Expenses	32,265	20,376
OPERATING INCOME	23,713	16,310
Interest Expense	6,486	3,350
Interest Income	(10)	(1,386)
Net Interest Expense	6,476	1,964
NET INCOME	$17,237	$14,346
Basic and Diluted Income per Common Share	$0.37	$0.31
Weighted Average Shares Outstanding		
Basic	47,031,300	46,752,538
Diluted	47,031,300	46,925,494



Balance Sheet

BALANCE SHEET DATA (in $ 000's)	March 31, 2009
Cash	$18,897
Other Current Assets	12,170
Vessels, net	938,418
Advances for Vessel Construction[1]	381,815
Restricted Cash	12,776
Other Assets	37,761
TOTAL ASSETS	1,401,837
Current Liabilities	37,340
Long-term Debt	802,476
Other Liabilities	77,534
Stockholders' Equity	484,487

[1] Newbuild Costs to be Capitalized eliminating any impact on current cash flows



2009 Estimated Cash Break-Even Levels

$ 11,097 per day cash breakeven cost for 2009

Daily Expenses by Category	Free Cash Flow
Vessel Expenses	4,792
Technical Mgt Fees	302
Gen. & Admin. Exp.	2,286
Cash Interest (net)	3,181
Drydocking	536
Daily Break-Even	11,097

Vessel expenses include crew wages and related costs, the cost of insurance including credit risk insurance, expenses relating to repairs and maintenance, the cost of spares and consumable stores and related inventory, tonnage taxes, pre-operating costs associated with the delivery of acquired vessels including providing the newly acquired vessels with initial provisions and stores, and other miscellaneous expenses. The Company is anticipating higher crewing costs and higher costs for oil based supplies including lubes and paints. The Company is also making allowance for constraints in yard drydocking capacity which have driven up drydocking costs.

Conclusion



1Q 2009 Summary

- **Financial performance**
  - → Maintained profitability in challenging markets
- **Modern Supramax fleet**
  - → Serves volatile markets well
- **Revenue visibility**
  - → $1 bn contracted revenues
  - → 2009 charter coverage 83%
  - → 19 of 22 newbuilds have long term charters, most with 50-50 profit sharing
- **Bank financing & low cash breakeven**
  - → Adequate liquidity for newbuildings
- **Near-term cautious optimism**



Appendix

Charter Updates

	TC Expiration		Daily Charter Rates	
	Earliest	Latest	Accounting	Cash
Stellar Eagle	Feb-10	May-10	$12,000	$12,000
Crested Eagle	Dec-09	Mar-10	$10,500	$10,500
Crowned Eagle	Sep-09	Dec-09	$16,000	$16,000
Woodstar	Dec-18	Apr-19	$18,152	$18,300
Wren	Dec-18	Apr-19	$20,306	$24,750
Goldeneye	May-09	Jul-09	$61,000	$61,000
Cardinal *	Jun-09	Sep-09	$62,000	$12,000
Jaeger	Oct-09	Jan-10	$10,100	$11,000
Kestrel I	Mar-10	Jul-10	$11,500	$11,500
Skua	May-09	Aug-09	$24,200	$24,200
Shrike	May-10	Aug-10	$24,600/$25,600	$24,600/$25,600
Tern	Dec-09	Mar-10	$8,500	$8,500
Kittiwake	Jul-09	Sep-09	$56,250	$56,250
Osprey	Oct-09	Dec-09	$25,000	$25,000
Redwing	Aug-09	Oct-09	$50,000	$50,000
Condor	May-10	Jul-10	$22,000	$22,000
Falcon	Apr-10	Jun-10	$39,500	$39,500
Harrier	Jun-09	Sep-09	$24,000	$21,000
Hawk I	May-09	Jun-09	$12,800	$12,800
Merlin	Dec-10	Mar-11	$25,000	$25,000
Heron	Jan-11	May-11	$26,375	$26,375
Peregrine	Dec-09	Mar-10	$8,500	$8,500
Sparrow *	Feb-10	May-10	$34,500	$10,000
Kite *	Sep-09	Jan-10	$21,000	$9,500
Griffon	Feb-10	May-10	$9,500	$9,500

2009 Charter Cover is Approximately 83%

* In March 2009, the charterer of the Cardinal, Sparrow and the Kite, paid in advance for the duration of the charter an amount equal to the difference between the prevailing daily charter rate and a new cash market rate per day. This amount has been recorded in Deferred Revenue in the Company's financial statements and is being recognized into revenue ratably over the charter period such that the daily charter rate remains effectively the prevailing charter rate per day (accounting rate).




Eagle Bulk Shipping Inc.